UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2017

YELP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35444	20-1854266
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

140 New Montgomery Street, 9th Floor
San Francisco, CA 94105
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (415) 908-3801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information included under Item 2.01 of this Current Report on Form 8-K (the “Current Report”) is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 28, 2017, Yelp Inc. (the “Company”) and Beagle Acquisition Corp., a wholly-owned subsidiary of the Company (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Nowait Inc. (“Nowait”) and Shareholder Representative Services LLC, as Stockholders’ Agent. Pursuant to the Merger Agreement, on February 28, 2017, Merger Sub merged with and into Nowait, with Nowait continuing as the surviving corporation and a wholly-owned subsidiary of the Company (the “Merger”).

The transaction closed upon the consummation of the Merger and all outstanding capital stock and options and warrants to purchase capital stock of Nowait were converted into the right to receive an aggregate of approximately $40 million in cash. This amount will be paid to Nowait securityholders, including the Company in connection with the 20% stake in Nowait it acquired in July 2016, in accordance with the terms of the Merger Agreement. Of such amount, approximately $8 million will be held in escrow for a two-year period after the closing to secure the Company’s right of indemnity under the Merger Agreement.

The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of the business acquired.

Any financial statements required to be filed in response to this Item 9.01(a) with respect to the transactions described in Item 2.01 herein will be filed by amendment to this Current Report not later than 71 calendar days after the due date of this Current Report.

(b) Pro forma financial information.

Any pro forma financial information required to be filed in response to this Item 9.01(b) with respect to the transactions described in Item 2.01 herein will be filed by amendment to this Current Report not later than 71 calendar days after the due date of this Current Report.

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated February 28, 2017, by and among Yelp Inc., Nowait, Inc., Beagle Acquisition Corp. and Shareholder Representative Services LLC, as Stockholders’ Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2017	YELP INC.

	By:	/s/ Laurence Wilson
Laurence Wilson
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated February 28, 2017, by and among Yelp Inc., Nowait, Inc., Beagle Acquisition Corp. and Shareholder Representative Services LLC, as Stockholders’ Agent.